UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2019

ALPINE IMMUNE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37449	20-8969493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Elliott Avenue West, Suite 230

Seattle, WA 98119

(Address of principal executive offices, including zip code)

(206) 788-4545

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 6, 2019, the compensation committee (the “Committee”) of the board of directors (the “Board”) of Alpine Immune Sciences, Inc. (the “Company”) approved the 2018 non-equity incentive payments, 2019 base salaries and stock option grants for certain of the Company’s executive officers as set forth in the table below, including the Company’s named executive officers. For additional information, please see the section captioned “Executive Compensation—Executive Employment Arrangements with Current Executive Officers” of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange on April 24, 2018.

Name	Title	2018 Non-Equity Incentive Payment		2019 Base Salary(1)	Option Grant (in shares)
Mitchell H. Gold, M.D.	Executive Chairman and Chief Executive Officer	$130,000		$485,000	200,000

Mark Litton, Ph.D.	President and Chief Operating Officer	48,700	(2)	415,000	75,000

Stanford Peng, M.D., Ph.D.	Executive Vice President of Research and Development, Chief Medical Officer	103,300		425,000	75,000

Paul Rickey	Senior Vice President and Chief Financial Officer	86,500		370,000	75,000

(1)	The 2019 base salary figures are retroactive to January 1, 2019.
(2)	Dr. Litton’s 2018 non-equity incentive payment is pro-rated to reflect his commencement of employment with the Company in August 2018.

The options granted to each of the executives set forth in the table above have an exercise price equal to $6.51, the closing price per share of the Company’s common stock on The Nasdaq Global Market on February 6, 2019. 25% of the shares underlying each option will vest on February 6, 2020, and 1/36th of the remaining shares underlying each option will vest each month thereafter, such that all of the shares subject to each option will be vested and exercisable on February 6, 2023, subject to each executive continuing to be a service provider through each such date.

Drs. Gold, Litton and Peng and Mr. Rickey are eligible to receive payments under the Company’s 2019 non-equity incentive plan of up to 50%, 40%, 35% and 35%, respectively, of their base salary. Dr. Gold’s non-equity incentive payment is based solely on achievement of corporate goals. The non-equity incentive payments for Drs. Litton and Peng and Mr. Rickey are based 75% on achievement of corporate goals and 25% on achievement of individual goals.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPINE IMMUNE SCIENCES, INC.

By:	/s/ Paul Rickey
Name: Paul Rickey
Title: Senior Vice President and Chief Financial Officer

Date: February 8, 2019